UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2013


                                   iTALK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54664                  20-5302617
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida         33309
      (Address of principal executive offices)                        (Zip Code)

                                 (877) 652-3834
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2013, iTalk Inc., a Nevada corporation (the "Company"), entered into a definitive Asset Purchase Agreement (the "Purchase Agreement") with ITG, Inc., a Texas corporation ("ITG"). Pursuant to the terms of the Purchase Agreement, the Company agreed to purchase substantially all of the assets of ITG, including, but not limited to, all intellection property rights relating to ITG, EasyTalk and Valucom (the "Acquired Assets").

In consideration of the Acquired Assets, the Company agreed to pay to ITG $250,000 upon the closing of the transaction. The Purchase Agreement also contains standard representations and warranties by ITG.

The description of the Purchase Agreement and the terms thereof are qualified in their entirety to the full text of such agreement, which is filed as Exhibit
10.1 to, and incorporated by reference in, this report. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 28, 2013, the Company closed the ITG transaction described above and purchased the Acquired Assets. All information set forth in Item 1.01 above is hereby incorporated into this Item 2.01.

ITEM 8.01 OTHER INFORMATION

On May 30, 2013, the Company announced that it that it has signed a letter of intent to acquire Eezinet Corporation, a multi-state FCC licensed Competitive Local Exchange Carrier focused on the deployment of broadband and related services in rural America.

A copy of the press release that discusses this matter is filed as Exhibit 99.2 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

     10.1 Asset Purchase Agreement dated May 24, 2013 between iTalk Inc. and ITG, Inc.
     99.1 Press Release dated May 29, 2013
     99.2 Press Release dated May 30, 2013

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iTALK INC.


Dated: May 31, 2013                     By: /s/ David F. Levy
                                            ------------------------------------
                                        Name:  David F. Levy
                                        Title: President


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